SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

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FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) - January 3, 2005

FIRST HORIZON NATIONAL CORPORATION
(Exact Name of Registrant as Specified in Charter)

TENNESSEE	000-4491	62-0803242
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

165 MADISON AVENUE MEMPHIS, TENNESSEE	38103
(Address of Principal Executive Office)	(Zip Code)

Registrant's telephone number, including area code - (901) 523-4444

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.    OTHER EVENTS

Filed as Exhibit 10(z) is form documentation and certain explanatory material used under the registrant's stock option and deferred compensation plans for eligible senior employees who make deferral elections, including executive officers of the registrant.

ITEM 9.01.    Financial Statements and Exhibits

(c) Exhibits

The following exhibit is filed pursuant to Item 8.01 of this Form and Item 601(b)(10) of Regulation S-K.

Exhibit #	Description
10(z)	Form of Deferred Compensation Agreement used under the registrant's 2003 Equity Compensation Plan and First Tennessee National Corporation Non-Qualified Deferred Compensation Plan, along with form of Salary, Commission, and Annual Bonus Deferral Programs Overview, form of Deferred Stock Option ("DSO") Program Summary, and description of share receipt deferral feature.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST HORIZON NATIONAL CORPORATION
Date: January 3, 2005	By:__/s/ Marlin L. Mosby III______________________ Name: Marlin L. Mosby III Title: Executive Vice President and Chief Financial Officer

Exhibit Index

The following exhibit is filed pursuant to Item 8.01.

Exhibit #	Description
10(z)	Form of Deferred Compensation Agreement used under the registrant's 2003 Equity Compensation Plan and First Tennessee National Corporation Non-Qualified Deferred Compensation Plan, along with form of Salary, Commission, and Annual Bonus Deferral Programs Overview, form of Deferred Stock Option ("DSO") Program Summary, and description of share receipt deferral feature.